                                                                    EXHIBIT 10.5

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of the 19th day of November, 1997, by and among Dan River Inc., a Georgia corporation (the "Company"), Joseph L. Lanier, Jr., an individual resident of the State of Alabama ("Joseph Lanier"), and Richard L. Williams, an individual resident of the State of New Jersey, Barry F. Shea, an individual resident of the State of Virginia, J.C. Bradford f/b/o Barry F. Shea ("J.C. Bradford"), Ann L. Jackson, an individual resident of the State of Florida, Joseph L. Lanier, III, an individual resident of the State of Virginia, Ann M. Lanier, an individual resident of the State of Alabama, and Suzanne S. Williams, an individual resident of the State of New Jersey (all of such individuals and J.C. Bradford shall be referred to collectively as the "Shareholders" and individually as a "Shareholder");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and certain of the Shareholders are party to a Voting Agreement dated September 3, 1991 (the "1991 Voting Agreement"); and

     WHEREAS, on September 26, 1997, the Company filed a Registration Statement on Form S-1 (File No. 333-36479) under the Securities Act of 1933, as amended, relating to a proposed initial public offering (the "IPO") of Class A Common Stock, par value $.01 per share, of the Company ("New Class A Common");

     WHEREAS, in connection with the IPO, effective November 3, 1997, the Amended and Restated Articles of Incorporation of the Company were amended and restated to, among other things, authorize the issuance of supervoting Class B Common Stock, par value $.01 per share, of the Company ("New Class B Common"); and

     WHEREAS, in connection with the IPO, the Company and each Shareholder has entered into an exchange agreement pursuant to which each Shareholder has exchanged (the "Exchange Offer") each share of New Class A Common owned by such Shareholder for one share of New Class B Common; and

     WHEREAS, in connection with the IPO and the Exchange Offer, the Company and the Shareholders have determined to terminate the 1991 Voting Agreement and to enter into this Agreement which will contain certain voting arrangements among the Shareholders;

     NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     SECTION 1.  VOTING ARRANGEMENT.

     1.1 CONTROL BY PROXY. Each of the Shareholders hereby irrevocably grants to Joseph Lanier a proxy, in the form of Exhibit A attached hereto, to vote any and all shares of New Class B Common owned by each of them (the "Shareholder Group Stock"), whether such shares are owned by them currently or are acquired by them in the future. Each such proxy shall survive the death, disability or incapacity of the individual granting such proxy.

     SECTION 2. TERMINATION. This Agreement shall terminate and shall be of no further force and effect, upon the earlier of (i) November 19, 2007, (ii) the death or mental incapacity of Joseph Lanier or (iii) the date on which the parties hereto agree in writing to terminate this Agreement.

     SECTION 3. LEGEND. Each certificate representing shares of Shareholder Group Stock and each certificate issued in exchange for or upon the transfer of any Shareholder Group Stock shall be stamped or otherwise imprinted conspicuously with a legend in substantially the following form:

          "The securities represented by this certificate are subject to a Voting Agreement dated as of November 19, 1997, among the issuer of such securities (the "Company") and certain of the Company's shareholders. A copy of such Voting Agreement will be furnished without charge by the Company to the holder hereof upon written request."

The legend set forth above shall be removed from the certificates evidencing any shares upon the termination of this Agreement pursuant to Section 2 hereof.

     SECTION 4.  MISCELLANEOUS.

     4.1 TERMINATION OF 1991 AGREEMENT. The Shareholders and the Company hereby terminate the 1991 Voting Agreement, and the 1991 Voting Agreement shall be of no further force or effect.

     4.2 STATUTORY AUTHORITY. The intent of the parties hereto is that this Agreement shall serve as a voting agreement contemplated in Section 14-2-731 of the Georgia Business Corporation Code.

     4.3 RESTRICTION ON TRANSFER. During the term of this Agreement, no transfer of the Shareholder Group Stock shall be permitted unless the transferee of such Shareholder Group Stock shall have agreed in writing to be bound by the provisions of this Agreement.

     4.4 AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by all of the parties hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions of this Agreement and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     4.5 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     4.6 ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     4.7 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, and the Shareholders and any subsequent holders of shares of Shareholder Group Stock and the respective successors and assigns of each of them, so long as they hold shares of Shareholder Group Stock.

     4.8 COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

     4.9 REMEDIES. The Shareholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Shareholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

     4.10 NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address indicated on Schedule A hereto and to any subsequent holder of any shares of Shareholder Group Stock subject to this Agreement at such address as indicated by the Company's records, or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

     4.11 GOVERNING LAW. This Agreement will be governed by the laws of the State of Georgia.

     4.12 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    DAN RIVER INC.


                                    By:
                                       --------------------------------------
                                         Joseph L. Lanier, Jr.
                                         Chief Executive Officer


                                    -----------------------------------------
                                    JOSEPH L. LANIER, JR.


                                    -----------------------------------------
                                    ANN M. LANIER


                                    -----------------------------------------
                                    ANN L. JACKSON


                                    -----------------------------------------
                                    JOSEPH LANIER, III


                                    -----------------------------------------
                                    BARRY F. SHEA


                                    J.C. BRADFORD F/B/O
                                    BARRY F. SHEA


                                    By:
                                       --------------------------------------


                                    -----------------------------------------
                                    RICHARD L. WILLIAMS

                                    -----------------------------------------
                                    SUZANNE S. WILLIAMS

                                   SCHEDULE A
                                   ----------

DAN RIVER INC.
2291 Memorial Drive
Danville, Virginia 24541
Attn: Corporate Secretary

JOSEPH L. LANIER, JR.
c/o Dan River Inc.
2291 Memorial Drive
Danville, Virginia 24541

ANN L. JACKSON
7845 Groveton Hills Place
Jacksonville, Florida 32256

JOSEPH LANIER, III
143 Linden Drive
Danville, Virginia 24541

BARRY F. SHEA
c/o Dan River Inc.
2291 Memorial Drive
Danville, Virginia 24543

J.C. BRADFORD F/B/O BARRY F. SHEA
120 Crown Drive
Danville, Virginia 24540

RICHARD L. WILLIAMS
c/o Dan River Inc.
2291 Memorial Drive
Danville, Virginia 24541

ANN M. LANIER
1703 Spring Road
Laneh, Alabama 36863

SUZANNE S. WILLIAMS
59 Warren Place
Montclair, New Jersey 07042

                                   EXHIBIT A
                                   ---------


                                 DAN RIVER INC.

                               IRREVOCABLE PROXY


     The undersigned agrees to, and hereby grants to Joseph L. Lanier, Jr., an irrevocable proxy pursuant to the provisions of Section 14-2-722 of the Georgia Business Corporation Code to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of Class B Common Stock, par value $.01 per share (the "Stock") of DAN RIVER INC. (the "Corporation") now owned or hereafter acquired by the undersigned as fully and to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Georgia corporation in connection with the election of directors of the Corporation as provided in a certain Voting Agreement, dated as of November 19, 1997, among the undersigned and certain other shareholders of the Corporation (the "Voting Agreement"). The undersigned hereby affirms that this proxy is given as a condition of the Voting Agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by Joseph L. Lanier, Jr. for the period beginning on the date hereof and continuing until the earlier of (i) the death or incapacity of Joseph L. Lanier, Jr. or (ii) the termination of the Voting Agreement.


     THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

     Dated this ______ day of November, 1997.


                                            By:
                                               ---------------------------------